SCHEDULE 14A

                     Information Required in Proxy Statement

         Reg. /section/ 240.14a-101

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to /section/ 240.14a-11(c) or
     /section/ 240.14a-12

                                 Q.E.P. CO. INC.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration No.:
         3)       Filing Party:
         4)       Date

                                Q.E.P. CO., INC.
                               1081 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487

                                                                   June 26, 1998

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Q.E.P. Co., Inc. (the "Company"), which will be held at Embassy Suites, 661 N.W. 53rd Street, Boca Raton, Florida 33487, on July 17, 1998, at 10:00 a.m., local time.

         The notice of the meeting and proxy statement on the following pages cover the formal business of the meeting. Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, and return the accompanying proxy card in the enclosed envelope in order to make sure your shares will be represented at the Annual Meeting. If you decide to attend the Annual Meeting and vote in person, you will, of course, have that opportunity.

         The continuing interest of the stockholders in the business of the Company is gratefully acknowledged. We hope many will attend the meeting.

                                Sincerely,

                                Lewis Gould
                                Chairman, President and Chief Executive Officer

                                Q.E.P. CO., INC.
                               1081 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 17, 1998

         The Annual Meeting of Stockholders of Q.E.P. Co., Inc. will be held at Embassy Suites, 661 N.W. 53rd Street, Boca Raton, Florida 33487, on July 17, 1998 at 10:00 a.m., local time, for the following purposes:

      1.   To elect five directors;

      2. To ratify the appointment of Grant Thornton LLP as the Company's independent certified public accountants for fiscal year 1999; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on June 19, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

         Stockholders are requested to vote, date, sign and promptly return the enclosed proxy in the envelope provided for that purpose, WHETHER OR NOT THEY INTEND TO BE PRESENT AT THE MEETING.

                                             By Order of the Board of Directors

                                             Susan J. Gould, Secretary

Boca Raton, Florida
June 26, 1998

                                Q.E.P. CO., INC.
                               1081 HOLLAND DRIVE
                            BOCA RATON, FLORIDA 33487

                                 PROXY STATEMENT


                ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

      This proxy statement is first being sent to stockholders on or about June 26, 1998, in connection with the solicitation of proxies by the Board of Directors of Q.E.P. Co., Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders to be held on July 17, 1998, and at any adjournment thereof (the "Meeting"). The close of business on June 19, 1998, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At the close of business on the record date, the Company had outstanding 2,654,894 shares of $0.001 par value Common Stock ("Common Stock"), entitled to one vote per share.

      Shares represented by duly executed proxies in the accompanying form received by the Company prior to the Meeting will be voted at the Meeting. If stockholders specify in the proxy a choice with respect to any matter to be acted upon, the shares represented by such proxies will be voted as specified. If a proxy card is signed and returned without specifying a vote or an abstention on any proposal, it will be voted according to the recommendation of the Board of Directors on that proposal. The Board of Directors recommends a vote FOR the election of directors and FOR the ratification of the appointment of the independent certified public accountants. The Board of Directors knows of no other matters that may be brought before the Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

      Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. A stockholder who signs and returns a proxy may revoke it at any time before it is voted by taking one of the following three actions: (i) giving written notice of the revocation to the Secretary of the Company; (ii) executing and delivering a proxy with a later date; or (iii) voting in person at the Meeting.

      A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the Meeting. The election of five directors will require the affirmative vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. The affirmative vote of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to approve the other proposals to be considered at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by one or more inspectors of election appointed at the Meeting, who will also determine whether a quorum is present for the transaction of business. Abstentions and broker non-votes will be counted as shares present in the determination of whether shares of the Company's Common Stock represented at the Meeting constitute a quorum. Because only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Meeting). As to other matters to be considered at the Meeting, abstentions will be treated as votes AGAINST, and broker non-votes will not be counted for the purpose of determining whether a proposal has been approved.

      The expense of preparing, printing, and mailing proxy materials to stockholders of the Company will be borne by the Company. The Company will also reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company's stock.

      The executive office of the Company is located at 1081 Holland Drive, Boca Raton, Florida 33487 and the telephone number is (561) 994-5550.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to the Company's Common Stock beneficially owned on June 1, 1998, by (i) each director and director nominee, (ii) each executive officer named in the Summary Compensation Table,
(iii) all directors and executive officers of the Company as a group, and (iv) any person who is known by the Company to be the beneficial owner of more than five percent of the Common Stock outstanding. Beneficial ownership means sole or shared voting power or investment power with respect to a security. The Company has been informed that all shares shown are held of record with sole voting and investment power, except as otherwise indicated.

                                                     SHARES BENEFICIALLY OWNED
                                                     -------------------------

NAME AND ADDRESS                                         NUMBER                       PERCENT
OF BENEFICIAL OWNER(1)                                   ------                       -------
---------------------

Lewis Gould(2)                                         1,316,000                       50.0%

Susan J. Gould(3)                                        430,152                       16.1%

Marc P. Applebaum(4)                                      12,700                           *

Michael Actis-Grande III(5)                               10,000                           *
Rockledge Drive, RR #2
Brewster, New York  10509

Douglas A. Cummins(5)                                     21,000                           *
P.O. Box 3113
Bald Head Island, North Carolina

Sidney Dworkin(5)                                         10,000                           *
2600 S. Ocean Blvd., Apt. 12F
Boca Raton, Florida  33432

Mervyn D. Fogel(5)                                        10,000                           *
Apt. No. 5
4 Tedworth Square
Chelsea, London, England  SW3 4DY

William P. Killian(5)                                     12,000                           *
207 W. Miller Drive
Mequon, Wisconsin 53092

Richard W. McEwen(5)                                      11,000                           *
3752 Bobbin Brook West
Tallahassee, Florida  32312

Edward F. Ronan, Jr.(5)                                   10,000                           *
13 Longmeadow Hill Road
Brookfield, Connecticut  06804

Norman R. Snesil(5)                                       10,000                           *
2914 South Ocean Boulevard
Highland Beach, Florida 33487

Emil Vogel(5)                                             10,000                           *
649 Hyslip Avenue
Westfield, New Jersey

All directors and executive officers as a group        1,448,700                       52.7%
(12 persons)

----------
  *   Less than 1%.
(1) Unless otherwise specified, the address of each person in this table is c/o Q.E.P. Co., Inc., 1081 Holland Drive, Boca Raton, Florida 33487.
(2) Includes 414,152 shares of Common Stock owned by Susan J. Gould. Mr. Gould has the right to vote such shares until August 2006 pursuant to the terms of a voting trust agreement. Includes 26,000 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996.
(3) Lewis Gould has the right to vote 414,152 of such shares until August 2006 pursuant to the terms of a voting trust agreement and has a right of first refusal to acquire any shares of Common Stock subject to the voting trust at a price equal to the then prevailing market price of the Common Stock. Excludes 2,000 shares of Common Stock gifted by Lewis Gould and Susan J. Gould to two adult children as to which Lewis Gould and Susan J. Gould disclaim beneficial ownership. Includes 16,000 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996. In May 1998, the Board of Directors authorized the Company to repurchase from Ms. Gould, from time time, up to 1,000 shares of Common Stock per month at a price per share equal to $.50 less than the closing price of the Common Stock on the date of repurchase. Ms. Gould is not obligated to sell any shares of Common Stock to the Company.
(4) Includes 11,000 shares which may be acquired within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996.
(5) Consists of 10,000 shares which may be acquired by each individual within 60 days through the exercise of stock options granted under the Company's Omnibus Stock Plan of 1996.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

      At the Meeting, five directors are to be elected to hold office until the 1999 Annual Meeting of Stockholders and until their successors have been elected and qualified. The five nominees for election as directors are Mervyn D. Fogel, Lewis Gould, William P. Killian, Norman R. Snesil and Emil Vogel. Each nominee is currently a member of the Board. Information concerning each of the nominees is set forth below. The persons named in the enclosed proxy card have advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees, and that should any nominee become unable or unwilling to accept nomination or election for any reason, votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable or unwilling to serve if elected. Five of the Company's present directors, Michael Actis-Grande III, Douglas A. Cummins, Sidney Dworkin, Richard W. McEwen and Edward Ronan, Jr. are not nominated for re-election at the Annual Meeting. The term of office of these directors will expire as of the Annual Meeting.

NOMINEES FOR DIRECTOR

                                           POSITION, PRINCIPAL OCCUPATION,
NOMINEE                     AGE            BUSINESS EXPERIENCE AND DIRECTORSHIPS            DIRECTOR SINCE
-------                     ---            -------------------------------------            --------------

Mervyn D. Fogel             56             Managing Director The Home Place,                1996
                                           Ltd., London, England since 1997, Vice
                                           President of Business Development from
                                           1992 to 1997 of Pentland USA, a division
                                           of Pentland TLC.

Lewis Gould                 55             Chairman of the Board, President, and            1979
                                           Chief Executive Officer of the Company
                                           since 1979 (inception).

                                           POSITION, PRINCIPAL OCCUPATION,
NOMINEE                     AGE            BUSINESS EXPERIENCE AND DIRECTORSHIPS            DIRECTOR SINCE
-------                     ---            -------------------------------------            --------------

William P. Killian          63             Vice President, Corporate Development            1997
                                           and Strategy since 1987 of Johnson
                                           Controls, Inc., a manufacturer of
                                           automotive systems and controls.
                                           Director of Versa Technologies, Inc. and
                                           Gehl Company.


Norman R. Snesil            54             President and Chief Executive Officer            1996
                                           since 1996 of Continental Imaging Group,
                                           a company that provides products and
                                           services to the printing, reprographic,
                                           micrographic and professional services
                                           industries.  President and Chief
                                           Executive Officer, 1990 to 1996, of
                                           Medical Economics, a health care
                                           information company.


Emil Vogel                  55             President, Tarnow International, an              1997
                                           executive search firm since 1982.


OTHER EXECUTIVE OFFICERS

EXECUTIVE OFFICER                AGE         POSITION, BUSINESS EXPERIENCE AND DIRECTORSHIPS
-----------------                ---         -----------------------------------------------

Susan J. Gould                   52          Vice President and Corporate Secretary of the Company since 1979, responsible for billing, collection, customer service and related functions.

Marc P. Applebaum                42          Senior Vice President, Chief Financial Officer and Treasurer of the
                                             Company since March 1997.  Senior Vice President of Finance and
                                             Control and Assistant Treasurer from December 1993 to March 1997 of
                                             Pueblo-Xtra International, Inc., a food retailer based in Florida and
                                             Puerto Rico.  Audit partner with the international accounting firm of
                                             Coopers & Lybrand, from 1991 to 1993.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

      During the fiscal year ended February 28, 1998, the Company's Board of Directors held five meetings. Each of the Company's directors, except Sidney Dworkin, Mervyn D. Fogel, Richard W. McEwen, Douglas A. Cummins and Emil Vogel attended at least 75% of the total number of Board meetings and meetings of committees of which he is a member. During the period of fiscal 1998 that Mr. Cummins and Mr. Vogel served as a director of the Company, the Board of Directors held two meetings.

      The Compensation Committee consists of Mervyn D. Fogel, Edward F. Ronan, Jr. and Norman R. Snesil. The purpose of the Compensation Committee is to recommend to the Board both base salary levels and bonuses for the Chief Executive Officer and the other officers of the Company. The Compensation Committee also reviews and makes recommendations with respect to the Company's existing and proposed compensation plans, and serves as the committee responsible for administering the Company's Omnibus Stock Plan of 1996. During fiscal 1998, the Compensation Committee met three times but it did not participate in the determination of the salaries and bonuses paid to the Company's executive officers other than the Company's Chief Executive Officer. See "Board Compensation Committee Report on Executive Compensation."

      The Audit Committee consists of Michael Actis-Grande III and Edward F. Ronan, Jr. The duties of the Audit Committee are to recommend to the Board of Directors the selection of independent certified public accountants, to meet with the Company's independent certified public accountants to review the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fee charged by the independent auditors. During fiscal 1998, the Audit Committee met twice. After the Meeting, the Board will appoint new members to the Audit Committee to replace Messrs. Actis-Grande III and Ronan, whose terms of office as directors of the Company expire as of the Meeting date.


      The Nominating Committee consists of Norman R. Snesil and Emil Vogel. The duties of the Nominating Committee are to nominate individuals to serve on the Board of Directors. During fiscal 1998, the Nominating Committee met once.

COMPENSATION OF DIRECTORS

      All non-employee directors are paid a fee of $500 for each meeting of the Board of Directors attended and are also reimbursed for reasonable travel or other out-of-pocket expenses incurred in connection with attending such meetings. No employee of the Company receives any additional compensation for his or her services as a director.

TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

      During 1998, the Company engaged the executive search firm of Tarnow International ("Tarnow") to locate candidates for an executive position with the Company. Mr. Emil Vogel, a director of the Company, is the owner of Tarnow. Tarnow's compensation for the services rendered to the Company will be based on a percentage of the salary of any executive located by Tarnow and hired by the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Common Stock of the Company to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors, executive officers and ten percent stockholders are required to furnish the Company with copies of all Section 16(a) reports they file. Based on its review of the copies of such reports received by it, the Company believes that during fiscal 1998, its directors, executive officers and ten percent beneficial owners complied with all applicable filing requirements, except that:
Marc Applebaum filed late a Form 3 after becoming an executive officer in March 1997; Sidney Dworkin filed late a Form 3 after becoming a director in July 1997; Emil Vogel filed late a Form 3 after becoming a director in December 1997; and Douglas A. Cummins filed late a Form 3 after becoming a director in December 1997.

EXECUTIVE COMPENSATION

      The following table presents certain information concerning the compensation received or accrued for services rendered during the fiscal years ended February 29, 1996, February 28, 1997 and February 28, 1998 for the Company's Chief Executive Officer and each other executive officer of the Company whose total annual salary and bonus exceeded $100,000 in fiscal year 1998 (collectively, the "Named Executive Officers").

                                              SUMMARY COMPENSATION TABLE
                                                     ANNUAL COMPENSATION                      LONG-TERM
                                                                                            COMPENSATION

                                       -----------------------------------------------------------------------
NAME AND PRINCIPAL            Fiscal          SALARY     BONUS                               NUMBER OF
------------------                            ------     -----         OTHER ANNUAL          SECURITIES
POSITION                       YEAR                                  COMPENSATION(1)     UNDERLYING OPTIONS#
--------                       ----                                  ------------        -------------------

Lewis Gould                    1998         $334,138      $45,000       $23,747                 10,000
  President and Chief          1997          275,724       20,000        28,582                 16,000
  Executive Officer            1996          231,562       20,400        18,086                  -0-

Susan J. Gould                 1998         $118,045      $12,500       $ 7,549                  -0-
  Vice President and           1997          115,611       13,000        13,754                 16,000
  Secretary                    1996           91,805       34,000        10,635                  -0-

Marc P. Applebaum              1998         $144,229      $20,000           -0-                 11,000
  Sr. Vice President,          1997              N/A          N/A
  Chief Financial Officer      1996              N/A          N/A
  and Treasurer

----------
(1) Represents contributions made by the Company under its 401(K) and profit sharing plans, and in the case of Mr. Gould, an automobile allowance in the amount of $13,092, $8,728, and $7,848 in 1998, 1997, and 1996,
      respectively.


OPTION GRANTS IN FISCAL 1998

      The following table sets forth certain information relating to option grants pursuant to the Company's Omnibus Stock Plan of 1996 in the fiscal year ended February 28, 1998 to the individuals named in the Summary Compensation Table above.

                        OPTION GRANTS IN LAST FISCAL YEAR

      NAME        NUMBER OF SHARES OF  % OF TOTAL OPTIONS                         POTENTIAL REALIZABLE VALUES AT
                     COMMON STOCK          GRANTED TO       EXERCISE               ASSUMED ANNUAL RATES OF STOCK
                  UNDERLYING OPTIONS      EMPLOYEES IN      PRICE PER  EXPIRATION       PRICE APPRECIATION FOR
                        GRANTED(1)         FISCAL YEAR        SHARE       DATE              OPTION TERM (2)
                  -------------------  -------------------  ---------  ---------- ------------------------------
                                                                                            5%           10%
                                                                                  ------------------------------
Lewis Gould            10,000                 8.9%            $7.33     12/08/02         $20,251      $44,750
Marc P.                 5,000                 4.4%            $6.91      5/19/07         $21,728      $55,063
Applebaum               5,000                 4.4%            $6.38      7/24/07         $20,061      $50,840
                        1,000                 1.0%            $7.33     12/08/02          $2,025       $4,475

--------------
(1)  Each of these options are presently exercisable in their entirety.
(2) Potential realizable value is based on the assumed growth rates for the option term. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, therefore, there is no assurance the value realized by an executive will be at or near the amounts reflected in this table.

OPTION VALUES AS OF FEBRUARY 28, 1998

     The following table sets forth certain information with respect to the unexercised options to purchase Common Stock granted under the Omnibus Stock Plan of 1996 to the individuals named in the Summary Compensation Table above. None of the individuals named in the Summary Compensation Table exercised any options to purchase Common Stock during the fiscal year ended February 28, 1998.

                         FEBRUARY 28, 1998 OPTION VALUES

                                 NUMBER OF SECURITIES                       VALUE OF UNEXERCISED
                                UNDERLYING UNEXERCISED                      IN-THE-MONEY OPTIONS
NAME                                  OPTIONS AT                          AT FEBRUARY 28, 1998 (1)
                                   FEBRUARY 28, 1998
                               --------------------------                 -------------------------
                               EXERCISABLE NONEXERCISABLE                EXERCISABLE  NONEXERCISABLE
                               --------------------------                -----------  --------------

Lewis Gould                      16,000       10,000                          $7,808    $12,188
Susan Gould                      16,000         -0-                           $7,808      -0-
Marc P. Applebaum                10,000        1,000                         $11,955    $ 1,108

-----------
(1) Based on the public trading price of the Common Stock of $8.438 on February 28, 1998.


401(K) PLAN

     Effective March 1, 1995, the Company merged, amended and restated its prior defined contribution profit sharing plan and its prior 401(k) plan into a revised plan (the "401(k) Plan") to provide retirement income to employees of the Company. The prior plans were, and the 401(k) Plan is intended to remain, qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended. The 401(k) Plan covers all employees who are at least age 21 and have completed one year of service. It is funded each year by the following contributions: (i) voluntary pre-tax ("salary reduction") contributions from employees up to a maximum dollar limit set by law (and increased for cost of living changes), (ii) discretionary matching contributions by the Company equal to a percentage of the amount of the employee's salary reduction contribution, which percentage is to be determined each year by the Company (and may be zero), and (iii) a profit sharing contribution, the amount of which, if any, is determined by the Company in its sole discretion. Upon leaving the Company, each participant is 100% vested with respect to the participant's contributions and is vested based on years of service with respect to the Company's matching contributions. Contributions are invested as directed by the participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a single cash payment upon the participant's retirement, termination of employment, death or disability.

EMPLOYMENT AGREEMENT

     Effective June 1996, the Company entered into an employment agreement with Lewis Gould. The agreement provides that Mr. Gould shall devote his full business time to the Company, may be terminated by the Company for "cause" (as defined in the agreement) and will receive an annual base salary of $275,000, subject to adjustment for cost of living increases. The agreement provides that Mr. Gould may receive an annual bonus at the discretion of the Board of Directors and will receive lump sum compensation equal to 2.9 times his annual salary and bonus in the event of a non-negotiated change in control of the Company. The Company also provides Mr. Gould with an automobile allowance. The employment agreement extends for a three-year term and is subject to successive one-year renewals thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee are Edward F. Ronan, Jr., Mervyn
D. Fogel and Norman R. Snesil, each of whom are non-employee directors of the Company. Lewis Gould, the Company's Chairman, President and Chief Executive Officer participated in deliberations concerning executive compensation (other than the compensation of the Chief Executive Officer) during the Company's fiscal year ended February 28, 1998. See "Board Compensation Committee Report on Executive Compensation."

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     All executive officer compensation for fiscal 1998 (other than the compensation of the Chief Executive Officer) was established by Lewis Gould, the Company's Chairman of the Board, President and Chief Executive Officer. In determining executive officer compensation, Mr. Gould took into consideration all factors he deemed relevant, including business conditions in general and in the Company's line of business, the Company's performance, and the performance of the specific executive officer under consideration. While the Board of Directors was advised of Mr. Gould's determinations and Mr. Gould acted after receiving the advice and recommendations of other executive officers, his decisions were not brought to the Board of Directors or the Compensation Committee for formal action. In addition to salaries, bonuses and retirement plan contributions, the compensation program for executive officers in fiscal 1998 also included awards of stock options under the Company's Omnibus Stock Plan of 1996. The awards granted to executive officers during fiscal 1998 under this plan were approved by the Compensation Committee and the Board of Directors. The Board of Directors believes that stock options provide additional incentive to executive officers to continue in the service of the Company and align the interests of executive officers with those of the Company's stockholders.

      The compensation for Mr. Gould is governed by the terms of an employment agreement entered into in June 1996. In July 1997, Mr. Gould received an increase in an annual base salary from $275,000 to $300,000. The agreement provides that Mr. Gould may receive, a discretionary annual bonus. During fiscal 1998, the Compensation Committee awarded Mr. Gould a bonus of $45,000. In determining the bonus and the adjustment in base salary to be paid to Mr. Gould, the Compensation Committee took into consideration a number of factors, including the 62% growth in the Company's net sales in fiscal 1998, the acquisitions completed during fiscal 1998, the expansion of the Company's customer base and overall performance of the Company, much of which was attributable to Mr. Gould's efforts. In addition, during fiscal 1998, the Compensation Committee awarded Mr. Gould options to purchase 10,000 shares of Common Stock under the Omnibus Stock Plan of 1996.

      As described in this report, Lewis Gould, individually, and the members of the Compensation Committee determined portions of executive officer compensation for fiscal 1998, respectively. Accordingly, this report is provided by Lewis Gould and by each member of the Compensation Committee.

      For fiscal year 1999, the Compensation Committee will be responsible for making recommendations to the Board of Directors concerning all executive officer compensation.

                                                           Mervyn Fogel
                                                           Lewis Gould
                                                           Edward F. Ronan, Jr.
                                                           Norman Snesil

                                PERFORMANCE GRAPH

     The following graph is a comparison of the cumulative total returns for the Company's Common Stock as compared with the cumulative total return for the NASDAQ Stock Market (U.S.) Index and the Russell 2000 Index. The Securities and Exchange Commission rules provide that the Company may compare its returns to those of issuers with similar market capitalizations, if the Company does not use a published industry or line-of-business index as a comparison and does not believe it can reasonably identify a peer group. After reasonable inquiry, the Company determined that no existing published industry or line-of-business indexes were applicable to the Company's business. In addition, the Company was unable to identify a peer group of publicly traded companies to which it believed a reasonable and meaningful comparison could be made. Therefore, the Company determined to compare its returns to those of the Russell 2000 Index, an index which the Company believes includes companies with market capitalizations similar to its own. The graph assumes that $100 was invested in the Company's Common Stock on September 18, 1996 (the date the Company's Common Stock commenced trading on the NASDAQ National Market System) and in each of the indexes on August 31, 1996, and that all dividends were reinvested.



                                                CUMULATIVE TOTAL RETURN
                                                -----------------------
                                         8/31/96     9/18/96    2/97     2/98

Q.E.P. Co., Inc.                                       100       94       99

NASDAQ Stock Market (U.S.)                 100                  114       156

Russell 2000                               100                  109       141

     The Company cautions that the stock price performance shown in the graph above should not be considered indicative of potential future stock price performance.

                 PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Company's Board of Directors has appointed Grant Thornton LLP, Fort Lauderdale, Florida, as independent accountants to audit the consolidated financial statements of the Company for the year ending February 28, 1999. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions posed by stockholders. The Company has not had any changes in or disagreements with its independent accountants on accounting or financial disclosure issues. If the stockholders do not ratify the appointment of Grant Thornton LLP, the Company will select other independent accountants. The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent certified public accountants for 1999.

                            PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended for presentation at the 1999 Annual Meeting of Stockholders must be received by the Company on or before February 26, 1999 in order to be included in the Company's proxy statement and form of proxy for that meeting.

                                  OTHER MATTERS

     The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxy in accordance with their judgment in such matters.

                               Q.E.P. CO., INC.
                               1081 Holland Drive
                           Boca Raton, Florida 33487

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lewis Gould and Marc P. Applebaum, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of stock of Q.E.P. Co., Inc. held of record by the undersigned on June 19, 1998, at the annual meeting of stockholders to be held on July 17, 1998 or any adjournment thereof.

1. ELECTION OF DIRECTORS   [ ] FOR all nominees listed below             [ ] WITHHOLD AUTHORITY
                               (except as marked to the contrary below)      to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
             A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

MERVYN D. FOGEL  LEWIS GOULD   WILLIAM P. KILLIAN  NORMAN R. SNESIL  EMIL VOGEL

2. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1999
             [ ]  FOR         [ ] AGAINST         [ ] ABSTAIN

3. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                          (CONTINUED ON REVERSE SIDE)

                          (CONTINUED FROM OTHER SIDE)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2



                                                DATED: __________________ , 1998


                                                ________________________________
                                                            Signature

                                                ________________________________
                                                     Signature if held jointly

                                                Please sign exactly as name
                                                appears on this proxy. When
                                                shares are held by joint
                                                tenants, both should sign. When
                                                signing as attorney, as
                                                executor, administrator, trustee
                                                or guardian, please give full
                                                title as such. If a corporation,
                                                please sign in full corporate
                                                name by President or other
                                                authorized officer. If a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE